Exhibit 99.1

CULVER SPECIALTY BRANDS

(A Component of Unilever N.V. and Unilever PLC)

Combined Financial Statements

September 30, 2011 and 2010

(With Independent Auditors’ Report Thereon)

CULVER SPECIALTY BRANDS

(A Component of Unilever N.V. and Unilever PLC)

Independent Auditors’ Report

The Board of Directors

Unilever N.V. and Unilever PLC:

We have audited the accompanying combined statements of assets acquired of Culver Specialty Brands (CSB), a component of Unilever N.V. and Unilever PLC (collectively referred to as Unilever), as of September 30, 2011 and 2010 and the related combined statements of net revenues and direct expenses for each of the years in the three-year period ended September 30, 2011. These combined financial statements are the responsibility of Unilever’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of CSB’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in note 1 to the combined financial statements, and are not intended to be a complete presentation of CSB’s financial position, results of operations and cash flows.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the assets acquired of CSB as of September 30, 2011 and 2010 and its net revenues and direct expenses for each of the years in the three-year period ended September 30, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois
February 10, 2012

CULVER SPECIALTY BRANDS

(A Component of Unilever N.V. and Unilever PLC)

Combined Statements of Assets Acquired

September 30, 2011 and 2010

(Amounts in thousands)

	2011	2010
Inventories	$7,782	6,634
Prepaid expenses	188	218
Machinery and equipment, net	137	230
Intangible assets	318,231	—
Total assets acquired	$326,338	7,082

See accompanying notes to combined financial statements.

CULVER SPECIALTY BRANDS

(A Component of Unilever N.V. and Unilever PLC)

Combined Statements of Net Revenues and Direct Expenses

Years Ended September 30, 2011, 2010 and 2009

(Amounts in thousands)

	2011	2010	2009
Net revenues	$88,826	88,017	85,329

Direct expenses:
Cost of products sold	36,248	34,196	33,303
Advertising, marketing, selling and administrative expenses	18,183	20,161	22,194
Total direct expenses	54,431	54,357	55,497
Net revenues in excess of direct expenses	$34,395	33,660	29,832

See accompanying notes to combined financial statements.

CULVER SPECIALTY BRANDS

(A Component of Unilever N.V. and Unilever PLC)

Notes to Combined Financial Statements

September 30, 2011 and 2010

(1)                     Description of Business and Basis of Presentation

On October 28, 2011, Conopco, Inc. (Conopco), a subsidiary of Unilever N.V. and Unilever PLC (collectively referred to as Unilever), entered into an Asset Purchase Agreement (the Agreement) with B&G Foods North America, Inc. and B&G Foods, Inc. (collectively referred to as the Buyer). The Agreement provided for the sale of certain assets pertaining to Culver Specialty Brands (CSB) from Conopco to the Buyer. No liabilities pertaining to CSB, contingent or otherwise, were assumed by the Buyer as a result of the acquisition. The transaction closed on November 30, 2011. CSB develops, distributes and markets food and household brands in the United States, Canada and Puerto Rico under the brand names Mrs. Dash, Molly McButter, SugarTwin, Baker’s Joy, Static Guard and Kleen Guard. All manufacturing and packaging of CSB products has historically been outsourced to third party contract packers.

Prior to May 10, 2011, CSB was owned and operated by Alberto Culver Company (Alberto). On such date, Unilever, through its Conopco subsidiary, acquired all of the outstanding shares of Alberto common stock. As required by the applicable purchase accounting rules, all assets and liabilities of Alberto, including those related to CSB, were recorded at fair value as of May 10, 2011. These purchase accounting adjustments were effectively “pushed down” to Alberto, and ultimately CSB, and are therefore reflected in its historical financial statements effective May 10, 2011. The historical financial statements for periods prior to May 10, 2011 were not adjusted. With the exception of intangible assets included in the Combined Statement of Assets Acquired as of September 30, 2011, the purchase accounting adjustments resulting from Unilever’s acquisition of Alberto did not have a material impact on the accompanying CSB financial statements.

The accompanying Combined Statements of Assets Acquired and Net Revenues and Direct Expenses of CSB were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of CSB’s financial position, results of operations and cash flows.

Throughout the periods covered by these financial statements, CSB’s operations were conducted and accounted for as part of Alberto, which was a separate independent entity prior to May 10, 2011 and a subsidiary of Unilever after May 10, 2011. These financial statements have been derived from Alberto’s historical accounting records and reflect certain allocations of direct costs and expenses. All of the allocations in the Combined Statements of Net Revenues and Direct Expenses are based on assumptions that Alberto management believes are reasonable. The financial statements do not necessarily represent the assets acquired, net revenues and direct expenses of CSB had it been operated as a separate independent entity.

Under Alberto’s centralized cash management system, CSB’s cash requirements were funded directly by Alberto and cash generated by the business was remitted to Alberto. Transaction systems (e.g., payroll, employee benefits and accounts payable) used to record and account for cash disbursements were provided by centralized Alberto functions. Alberto also provided centralized sales, order management, billing, credit and collection functions to CSB. These sales and customer service functions operated on a regional basis and were customer rather than business or product focused. Transaction systems (e.g., revenues, accounts receivable and cash application) used to record and account for cash receipts were also provided by centralized Alberto functions. Most of these corporate systems were not designed to track assets/liabilities

(Continued)

CULVER SPECIALTY BRANDS

(A Component of Unilever N.V. and Unilever PLC)

Notes to Combined Financial Statements

September 30, 2011 and 2010

and receipts/payments on a business-specific basis, as such, information on operating, financing or investing cash flows is not available for separate disclosure.

Net revenues and direct expenses in the accompanying Combined Statements of Net Revenues and Direct Expenses include net sales, costs and expenses directly related to CSB. In addition, certain costs and expenses have been allocated to CSB based on reasonable activity-based methods. The primary amounts in the Combined Statements of Net Revenues and Direct Expenses that are based on allocations include certain freight and distribution costs, indirect inventory-related expenses included in cost of goods sold and employee benefits. See note 6 for a summary of these allocated costs. Alberto maintains all treasury-related activities, including cash, investment and debt management, on a consolidated basis in order to fund and manage its operations; accordingly, no interest income and expense has been allocated to CSB. Alberto also maintains its tax functions on a consolidated basis; accordingly, no income tax expense has been allocated to CSB.

The Combined Statements of Net Revenues and Direct Expenses of CSB exclude allocations of certain expenses, primarily related to Alberto’s general and administrative corporate functions. Expenses not allocated include, but are not limited to, general overhead costs related to finance, human resources, legal and information systems.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses in the financial statements. Actual results may differ from those estimates. Management believes these estimates and assumptions are reasonable. Also, as discussed above, these financial statements include allocations that are not necessarily indicative of the costs and expenses that would have resulted if CSB had been operated as a separate independent entity or the future results of CSB.

(2)                     Summary of Significant Accounting Policies

(a)                      Inventories and Cost of Products Sold

Inventories are stated at the lower of cost (first-in, first-out method) or market (net realizable value). The carrying amount of inventories was not affected by the purchase accounting adjustments in connection with Unilever’s acquisition of Alberto.

When necessary, allowances are provided to adjust the carrying value of inventories to the lower of cost or market, including costs to sell or dispose of these items. Estimates of the future demand for CSB’s products, anticipated product relaunches, changes in formulas and packaging and reductions in inventory items are some of the key factors used by management in assessing the net realizable value of inventories.

Inventories and cost of products sold include raw material and packaging costs, the cost of merchandise purchased from suppliers, direct expenses incurred to manufacture products and indirect expenses, including such items as purchasing, receiving, quality control, package engineering, production planning and certain freight costs.

(Continued)

CULVER SPECIALTY BRANDS

(A Component of Unilever N.V. and Unilever PLC)

Notes to Combined Financial Statements

September 30, 2011 and 2010

(b)                      Prepaid Expenses

Prepaid expenses primarily relate to advertising and marketing costs directly attributable to CSB.

(c)                       Machinery and Equipment

As of September 30, 2010, machinery and equipment was carried at cost. As discussed in note 1, the carrying amount of the machinery and equipment was adjusted to fair value effective May 10, 2011 in connection with Unilever’s acquisition of Alberto. Depreciation was recorded using the straight-line method over the estimated useful lives of three to five years. The range of useful lives of the machinery and equipment was not affected by Unilever’s acquisition of Alberto and the related purchase accounting. Expenditures for maintenance and repairs are expensed as incurred. Upon the occurrence of significant events or changes affecting machinery and equipment, management assesses the recoverability of the carrying amounts in order to determine if an impairment may exist.

(d)                      Intangible Assets

The intangible assets included in the Combined Statement of Assets Acquired as of September 30, 2011 are directly attributable to CSB and are included in Alberto’s historical financial statements as a result of Unilever’s acquisition of Alberto on May 10, 2011. There is no comparative balance as of September 30, 2010 because CSB was internally developed by Alberto. These intangible assets are considered indefinite-lived and, therefore, no amortization expense is included in the Combined Statements of Net Revenues and Direct Expenses. Intangible assets are required to be tested for impairment annually, or more frequently if significant events or changes indicate possible impairment. No impairment charges have been recorded since the establishment of CSB’s intangible assets effective May 10, 2011.

(e)                       Revenue Recognition

CSB recognizes revenue on merchandise shipped to customers when title and risk of loss pass to the customer. Provisions for sales returns and allowances are made in the period sales are recorded.

(f)                         Sales Incentives

Sales incentives include consumer coupons and trade promotion activities such as promotional allowances, off-shelf displays, customer specific coupons, new item distribution allowances, listing fees and temporary price reductions. Sales incentives amounted to $9.8 million, $9.4 million and $8.8 million for the years ended September 30, 2011, 2010 and 2009, respectively, and were classified as reductions of net revenues in the Combined Statements of Net Revenues and Direct Expenses.

(g)                      Shipping and Handling

Shipping and handling costs related to freight and distribution expenses for delivery directly to customers are included in advertising, marketing, selling and administrative expenses in the Combined Statements of Net Revenues and Direct Expenses and amounted to $3.1 million, $3.3 million and $3.2 million for the years ended September 30, 2011, 2010 and 2009, respectively. All other shipping and handling costs are included in cost of products sold.

(Continued)

CULVER SPECIALTY BRANDS

(A Component of Unilever N.V. and Unilever PLC)

Notes to Combined Financial Statements

September 30, 2011 and 2010

(h)                      Advertising and Marketing

Advertising and marketing costs are expensed as incurred and amounted to $10.4 million, $12.5 million and $14.6 million for the years ended September 30, 2011, 2010 and 2009, respectively.

(i)                         Foreign Currency

Foreign currency balance sheet accounts are translated into U.S. dollars at the rates of exchange in effect at the balance sheet date. Results of operations denominated in foreign currencies are translated using the average exchange rates during the period.

(3)                     Inventories

Inventories at September 30, 2011 and 2010 consist of the following:

	2011	2010
	(In thousands)
Raw materials	$416	294
Work-in-progress	20	62
Finished goods	7,346	6,278
	$7,782	6,634

(4)                     Machinery and Equipment

Machinery and equipment at September 30, 2011 and 2010 consists of the following:

	2011	2010
	(In thousands)
Machinery and equipment	$154	779
Accumulated depreciation	(17)	(549)
	$137	230

As discussed in note 1, the gross carrying amount of the machinery and equipment was adjusted to fair value effective May 10, 2011 in connection with Unilever’s acquisition of Alberto. In connection with this purchase accounting adjustment, the existing accumulated depreciation at the time was eliminated. The effect on net machinery and equipment was not material.

(Continued)

CULVER SPECIALTY BRANDS

(A Component of Unilever N.V. and Unilever PLC)

Notes to Combined Financial Statements

September 30, 2011 and 2010

(5)                     Fair Value Measurements

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and classifies the inputs used to measure fair value into the following hierarchy:

•                               Level 1 — Quoted prices for identical instruments in active markets;

•                               Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are observable in active markets; and

•                               Level 3 — Valuations based on inputs that are unobservable, generally utilizing pricing models or other valuation techniques that reflect management’s judgment and estimates.

Assets Measured at Fair Value on a Recurring Basis

The accompanying CSB financial statements do not include any financial assets measured at fair value on a recurring basis.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are measured at fair value on a nonrecurring basis, which means that the assets are not measured at fair value on an ongoing basis, but are subject to fair value measurements or adjustments in certain circumstances, for example, when the company makes an acquisition or in connection with intangible asset impairment testing.

As discussed in note 1, on May 10, 2011 Unilever acquired all of the outstanding shares of Alberto common stock. The acquisition-date fair values of the intangible assets acquired have been estimated by management using income approach methodologies, pricing models and valuation techniques. The valuation of these intangible assets, as well as the other assets acquired and liabilities assumed, was based on management’s estimates, available information and reasonable and supportable assumptions. The fair value measurements were determined primarily based on Level 3 unobservable input data that reflects Unilever’s assumptions regarding how market participants would value the assets. All purchase accounting adjustments were effectively “pushed down” to Alberto, and ultimately CSB, and are therefore reflected in the historical financial statements effective May 10, 2011. The historical financial statements for periods prior to May 10, 2011 were not adjusted. With the exception of intangible assets included in the Combined Statement of Assets Acquired as of September 30, 2011, the purchase accounting adjustments resulting from Unilever’s acquisition of Alberto did not have a material impact on the accompanying CSB financial statements.

(Continued)

CULVER SPECIALTY BRANDS

(A Component of Unilever N.V. and Unilever PLC)

Notes to Combined Financial Statements

September 30, 2011 and 2010

(6)                     Allocations in the Combined Statements of Net Revenues and Direct Expenses

The Combined Statements of Net Revenues and Direct Expenses include the following allocated amounts for the years ended September 30, 2011, 2010 and 2009:

	2011	2010	2009
		(In thousands)
Freight and distribution costs (1)	$1,774	1,695	1,661
Inventory-related expenses (2)	962	1,300	1,086
Employee benefits (3)	264	259	246
	$3,000	3,254	2,993

(1)                       The freight and distribution costs represent an allocation of Alberto’s warehousing and other costs at its various distribution centers that actively managed CSB products. These amounts were allocated based on CSB net sales as compared to total applicable Alberto net sales and are included in advertising, marketing, selling and administrative expenses in the Combined Statements of Net Revenues and Direct Expenses.

(2)                       Inventory-related expenses include an allocation of Alberto’s fixed overhead costs such as procurement, supply chain management and operations finance and administration. These amounts were allocated based on CSB production volumes as compared to total applicable Alberto production volumes and are included in cost of products sold in the Combined Statements of Net Revenues and Direct Expenses.

(3)                       Employee benefits include an allocation of costs that Alberto manages centrally for all employees such as medical, dental and retirement benefits. These amounts were allocated based on a percentage of CSB direct salary expenses and are included in advertising, marketing, selling and administrative expenses in the Combined Statements of Net Revenues and Direct Expenses.

(7)                     Stock-Based Compensation

Prior to its acquisition by Unilever, Alberto provided stock-based compensation to its employees under a stock option plan and a restricted stock plan. Alberto recognized compensation expense for stock options and restricted shares on a straight-line basis over the vesting period or to the date a participant became eligible for retirement, if earlier. The fair value of each stock option grant was estimated on the date of grant using the Black-Scholes option pricing model. Certain employees of CSB were granted stock options and restricted shares under Alberto’s plans. As a result, stock-based compensation directly related to CSB amounted to $223,000, $140,000 and $126,000 for the years ended September 30, 2011, 2010 and 2009, respectively. In accordance with the change in control provisions of the Alberto plans, all outstanding stock options and restricted shares became fully vested upon Alberto’s acquisition by Unilever on May 10, 2011. For CSB, this resulted in a charge of $163,000 in the year ended September 30, 2011, which reflects the amount of future compensation expense that would have been recognized in subsequent periods as the stock options and restricted shares held by CSB employees vested over the original vesting periods.

(Continued)

All stock-based compensation described above is included in advertising, marketing, selling and administrative expenses in the Combined Statements of Net Revenues and Direct Expenses.

(8)                     Incentive Compensation

Throughout the year ended September 30, 2011, Alberto offered its employees special incentive compensation over and above the company’s normal bonus plans. The additional compensation was meant to be an incentive for employees to stay with the company following the announcement of Unilever’s pending acquisition on September 27, 2010 and then the closing of the transaction on May 10, 2011. As a result, additional incentive compensation charges of $329,000 related to CSB were recorded for the year ended September 30, 2011. This amount is included in advertising, marketing, selling and administrative expenses in the Combined Statement of Net Revenues and Direct Expenses.